                                                               EXECUTION VERSION

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of September 3, 2003, by and among Quanta Capital Holdings Ltd., a Bermuda exempted company (the "Company"), Friedman, Billings, Ramsey & Co.,
Inc., a Delaware corporation ("FBR"), for the benefit of FBR and the purchasers of the Company's common shares, par value $0.01 per share ("Common Shares"), as participants ("Participants") in the private placement by the Company of Common
Shares and their respective direct and indirect transferees, and MTR Capital
Holdings, LLC, BEM Specialty Investments, LLC, Russ Family, LLC, CPD &
Associates, LLC and BEM Investments, LLC (collectively, the "Founders") and their respective direct and indirect transferees.

         This Agreement is made pursuant to the Purchase/Placement Agreement
(the "Purchase/Placement Agreement"), dated as of August 27, 2003, by and between the Company and FBR in connection with the purchase and sale or placement of an aggregate of 55,000,000 Common Shares. In order to induce FBR to enter into the Purchase/Placement Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to FBR, the Participants and their direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the
Purchase/Placement Agreement.

         In connection with the initial capitalization and funding of the
Company, the Company has agreed to provide the registration rights provided for in this Agreement to the Founders and their respective direct and indirect transferees.

         The parties hereby agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

                Accredited Investor Shares: Shares initially sold by the
         Company to "accredited investors" (within the meaning of Rule 501(a)
         promulgated under the Securities Act) as Participants.

                Affiliate: As to any specified Person, (i) any Person directly or indirectly owning, controlling or holding, with power to vote, ten percent or more of the outstanding voting securities of such other
         Person, (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person, (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (iv) any executive officer, director, trustee or general partner of such Person and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. An indirect relationship shall include circumstances in which a Person's spouse, children, parents, siblings or mother-, father-, sister- or brother-in-law is or has been associated with a Person.

                Business Day: With respect to any act to be performed
         hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or order to close.

                Closing Date: The date on which the 55,000,000 Common Shares initially sold pursuant to the Offering Memorandum are paid for and delivered in accordance with the Purchase/Placement Agreement.

                Commission: The Securities and Exchange Commission.

                Common Shares: As defined in the preamble.

                Company: As defined in the preamble.

                Controlling Person:  As defined in Section 6(a) hereof.

                End of Suspension Notice: As defined in Section 5(b) hereof.

                Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

                FBR:  As defined in the preamble.

                Founders: As defined in the preamble.

                Founder Shares: Includes (i) the Common Shares purchased by
         MTR Capital Holdings, LLC from the Company prior to the Closing Date,
         (ii) the Common Shares purchased by BEM Investments, LLC from the
         Company prior to the Closing Date and (iii) the Warrant Shares. Founder
         Shares do not include any Common Shares held by the Founders or their direct or indirect transferees that are Rule 144A Shares, Accredited
         Investor Shares or Regulation S Shares.

                Holder: Each record owner of any Registrable Shares from time to time, including FBR and its Affiliates.

                Indemnified Party: As defined in Section 6(c) hereof.

                Indemnifying Party: As defined in Section 6(c) hereof.

                IPO Registration Statement: As defined in Section 2 hereof.

                Liabilities: As defined in Section 6(a) hereof.

                NASD: The National Association of Securities Dealers, Inc.

                Offering Memorandum: The Offering Memorandum of the Company
         dated August 27, 2003 pursuant to which the Shares are offered and sold.

                                        2

                Participants: As defined in the preamble.

                Person: An individual, partnership, corporation, trust,
         unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

                Proceeding: An action, claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

                Prospectus: The prospectus included in any Registration
         Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                Purchaser Indemnitee: As defined in Section 6(a) hereof.

                Purchase/Placement Agreement: As defined in the preamble.

                Registrable Shares: The Rule 144A Shares, the Accredited
         Investor Shares, the Regulation S Shares and the Founder Shares, upon original issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder and any shares or other securities issued in respect of such shares by reason of or in connection with any exchange for or replacement of such shares or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Shares, until, in the case of any such Rule 144A Share, Accredited Investor Share, Regulation S Share
         or Founder Share, the earliest to occur of (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii)
         the date on which either it is distributed to the public pursuant to
         Rule 144 (or any similar provision then in effect) or is saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the
         Securities Act or (iii) the date on which it is sold to the Company.

                Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation, (i) all Commission, securities exchange, NASD registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in

         preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement,
         (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange or The Nasdaq National Market pursuant to Section 4(n) of this
         Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and "cold comfort"
         letters required by or incident to such performance) of the Company,
         (vi) reasonable fees and disbursements of one counsel, reasonably acceptable to the Company, for the Selling Holders selected by Selling
         Holders holding a majority of the Registrable Shares (such counsel,
         "Selling Holders' Counsel"), notice of which is provided to the
         Company, to review a Shelf Registration Statement and, if the Company notifies the Holders pursuant to Section 2(a) hereof of its intent to file an IPO Registration Statement, the IPO Registration Statement,
         and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration
         Statement), but excluding brokers' or underwriters' discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and, except as provided in clause (vi) above, fees and expenses of Selling Holders' Counsel.

                Registration Statement: Any registration statement of the
         Company that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                Regulation S: Regulation S (Rules 901-904) promulgated by the
         Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

                Regulation S Shares:  Shares initially resold by FBR pursuant to the Purchase/Placement Agreement to "non-U.S. persons" (in accordance with Regulation S) in an "offshore transaction" (as defined in
         Regulation S).

                Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar

         rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Rule 144A Shares: Shares initially resold by FBR pursuant to the Purchase/Placement Agreement to "qualified institutional buyers"
         (as such term is defined in Rule 144A).

                Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Rule 174: Rule 174 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

                Shares: The Common Shares being offered and sold pursuant to the terms and conditions of the Purchase/Placement Agreement.

                Shelf Registration Statement: As defined in Section 2 hereof.

                Suspension Event: As defined in Section 5(b) hereof.

                Suspension Notice: As defined in Section 5(b) hereof.

                Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

                Warrant Shares: Includes the Common Shares issuable upon
         exercise of (i) the warrant(s) granted to BEM Specialty Investments,
         LLC to purchase the number of Common Shares equal to 2.0% of the Common
         Shares outstanding following the sale of the Shares, (ii) the warrant(s) granted to Russ Family, LLC to purchase the number of Common
         Shares equal to 1.25% of the Common Shares outstanding following the sale of the Shares and (iii) the warrant(s) granted to CPD &
         Associates, LLC to purchase the number of Common Shares equal to 1.25%
         of the Common Shares outstanding following the sale of the Shares.

2.       REGISTRATION RIGHTS

         In the manner set forth in Section 4 hereof, the Company hereby agrees to file with the Commission within 180 days after the Closing Date a shelf
Registration Statement on the appropriate form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares (a "Shelf Registration
Statement").

         (a)    IPO Registration. In the event a Shelf Registration Statement has not been declared effective by the SEC and the Company files a registration statement on the appropriate form under the Securities Act for the initial public offering of Common Shares (an "IPO Registration Statement"), the Company
will notify each Holder of the proposed filing at least twenty (20) days prior to the filing of an IPO Registration Statement, and will afford each Holder of
Registrable Shares an opportunity to include in such IPO Registration Statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in any such IPO Registration Statement all or part of the
Registrable Shares held by such Holder shall, within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of
Registrable Shares such Holder wishes to include in such IPO Registration
Statement.

                (i)   Right to Terminate Registration. The Company shall have
         the right to terminate or withdraw any IPO Registration Statement filed by it under this Section 2(a) prior to the effectiveness of such registration whether or not any Holder has elected to include
         Registrable Shares in such registration. However, if the Company elects to terminate or withdraw any such IPO Registration Statement prior to its effectiveness and the sale of any Registrable Shares covered thereby, then the Company shall use its commercially reasonable best efforts to file a Shelf Registration Statement relating to all
         Registrable Shares prior to the date that is one hundred eighty (180)
         days after the Closing Date, unless such date shall have passed, in which case the Company shall be obligated to make such filing within thirty (30) days of the date of such termination or withdrawal.

                (ii)  Underwriting. If an IPO Registration Statement under which the Company gives notice under this Section 2(a) is for an
         Underwritten Offering, then the Company shall so advise the Holders of
         Registrable Shares. In such event, the right of any such Holder's
         Registrable Shares to be included in a registration pursuant to this
         Section 2(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent

         provided herein. All Holders proposing to distribute their Registrable
         Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, including agreeing to such customary indemnification provisions as may be required by the underwriter in connection with such Underwritten Offering, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Registration Statement; provided, however, that no
         Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder's intended method of distribution and any other representation required by law. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Shares) from the registration and the number of shares that may be excluded from the registration and the underwriting shall be allocated in the following priority: (A)
         Founder Shares shall be excluded from such registration and underwriting first and pro rata on the basis of Founder Shares offered for such registration by each Holder of Founder Shares electing to participate in such registration; and (B) if a limitation of the number of shares to be included in such registration and underwriting is still required, such limitation shall be allocated among all
         Holders pro rata on the basis of Registrable Shares offered for such registration by each Holder electing to participate in such registration (excluding the Founder Shares). If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the Registration Statement. Any Registrable Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                (iii) Hold-Back Agreement. By electing to include Registrable
         Shares in any registration pursuant to this Section 2(a), the Holder of the Registrable Shares making such election shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested (but in no event for a period longer than thirty (30) days prior to and one hundred eighty (180) days following the effective date of the IPO Registration Statement) by the representatives of the underwriters, if an Underwritten Offering, or by the Company in any other registration.

                (iv)  Registrable Shares Not Sold under IPO Registration
         Statement. If (w) the IPO Registration Statement is withdrawn prior to the distribution of all Registrable Shares registered thereunder, (x)
         the underwriters exercise their right to exclude any Registrable Shares from the IPO Registration Statement, (y) any Holder elects to withdraw or not to include any Registrable Shares in the IPO Registration
         Statement or (z) any Registrable Shares are otherwise not registered under and distributed pursuant to

         the IPO Registration Statement, then, subject to Section 8, the
         Company shall, with respect to any Registrable Shares not included in and distributed pursuant to the IPO Registration Statement, (a) in the case where the IPO Registration Statement is withdrawn, if the IPO
         Registration Statement is withdrawn prior to the date that is one hundred eighty (180) days after the Closing Date, use its commercially reasonable best efforts to promptly file a Shelf Registration
         Statement relating to such Registrable Shares or, if the IPO
         Registration Statement is withdrawn on or after the date that is one hundred eighty (180) days after the Closing Date, the Company shall be obligated to make such filing within thirty (30) days of the withdrawal or abandonment of the offering pursuant to the IPO
         Registration Statement or (b) in the case where the IPO Registration
         Statement has gone effective, file a Shelf Registration Statement relating to such Registrable Shares within one hundred eighty (180)
         days of the consummation of the offering pursuant to the IPO
         Registration Statement.

         (b)    Shelf Registration. If the Company elects to file a Shelf
Registration Statement or is otherwise required to file a Shelf Registration
Statement pursuant to this Section 2, it shall use its commercially reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable. Any Shelf Registration Statement shall provide for the resale from time of time, and pursuant to any method or combination of methods typically included in a shelf registration statement of this type (including, without limitation, an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all Registrable Shares.

         (c)    Expenses. As between the Company and the Holders, the Company shall pay all Registration Expenses in connection with the registration of the
Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder's transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Shares and such Holder's proportionate share (based on the total number of Registrable
Shares sold in such registration) of all discounts or commissions payable to underwriters or brokers in connection with a registration of Registrable Shares pursuant to this Agreement.

         (d)    Executive Bonuses. If the Company does not file a Registration
Statement registering the resale of the Shares within one hundred eighty (180)
days after the Closing Date, other than as a result of the Commission being unable to accept such filings, each of Tobey J. Russ, President and Chief
Executive Officer of the Company, and Michael J. Murphy, Deputy Chairman and
Chief Operating Officer of the Company, shall forfeit the bonus for the period ending December 31, 2003 payable to him under his employment agreement with the
Company.

3.       RULES 144 AND 144A REPORTING

         With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the
Registrable Shares to the public without registration, the Company agrees to:

         (a)    make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the

general public so long as the Company is subject to the reporting requirements of the Exchange Act;

         (b)    use its commercially reasonable best efforts to file with the
Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at all times it is subject to such reporting requirements);

         (c)    so long as a Holder owns any Registrable Shares, if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A; and

         (d)    so long as a Holder owns any Registrable Shares, to furnish to the Holder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety
(90) days after the effective date of the first Registration Statement filed by the Company for an offering of its securities to the general public), and of the
Securities Act and the Exchange Act (at all times it is subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and take such further actions as are customary, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration (at all times it is subject to the reporting requirements of the Exchange Act).

4.       REGISTRATION PROCEDURES

         In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:

         (a)    notify FBR and Selling Holders' Counsel, in writing, at least ten (10) days prior to filing a Registration Statement, of its intention to file a Registration Statement with the Commission and provide a copy of the
Registration Statement to FBR and its counsel, and Selling Holders' Counsel, for review and comment at least five (5) days prior to filing and prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith and shall be reasonably acceptable to FBR and its counsel, and Selling Holders' Counsel, and use its commercially reasonable best efforts to cause such Registration
Statement to become effective as soon as reasonably practicable after filing and to remain effective to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holder's or Holders' intended method or methods of distribution, subject to Section 5 hereof, until the earlier of (i)
the date on which all such Registrable Shares are sold in accordance with the intended distribution of such Shares, (ii) none of the Shares are Registrable
Shares or (iii) the second anniversary of the effective date of such
Registration Statement (subject to extension as provided in Section 5(c)
hereof), provided, however, that the Company shall not be required to cause any
IPO Registration Statement to remain effective for any period longer than ninety
(90) days following the effective date of such IPO Registration Statement
(subject to extension as provided in Section 5(c) hereof); provided, further, that if the Company

has an effective Shelf Registration Statement on Form S-1 under the Securities
Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon twenty (20)
Business Days prior notice to all Holders of Registrable Shares included in the
"Selling Shareholders" section of such Registration Statement (the "Selling
Holders"), register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf
Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Registration
Statement, transfer the filing fees from the previous Registration Statement
(such transfer pursuant to Rule 429, if applicable) or file a post-effective amendment converting the Shelf Registration Statement to a short-form Shelf
Registration Statement unless any Holder of Registrable Shares registered under the initial Shelf Registration Statement notifies the Company within fifteen
(15) Business Days of receipt of the Company notice that such a registration under a short-form Shelf Registration Statement would interfere with its distribution of Registrable Shares already in progress;

         (b)    subject to Section 4(i) hereof, (i) prepare and file with the
Commission such amendments and post-effective amendments to each such
Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a) hereof; (ii) cause each
Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling
Holders thereof;

         (c)    furnish to the Selling Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the
Registrable Shares; the Company consents to the use of such Prospectus, including each preliminary Prospectus, by the Selling Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus; provided that such use is in compliance with applicable law;

         (d)    use its commercially reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all
Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky"
laws of such jurisdictions as FBR or any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such
Registration Statement is required to be kept effective pursuant to Section 4(a)
and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d)
and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction;

                                       10

         (e)    use its best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such state insurance regulators as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

         (f)    notify FBR and each Selling Holder promptly and, if requested by
FBR or any Holder, confirm such advice in writing (i) when a Registration
Statement has become effective, when any post-effective amendments thereto become effective and when supplements thereto are issued, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal, state or foreign governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, other than comment letters issued by the Commission prior to effectiveness of a Registration Statement, (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and (v) at the request of any such Selling
Holder, promptly to furnish to such Selling Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such
Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (g)    make every reasonable effort to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending of the qualification
(or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as reasonably practicable;

         (h)    upon request, furnish to each requesting Holder of Registrable
Shares, without charge, at least one conformed copy of each Registration
Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (i)    except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv) hereof, use its commercially reasonable best efforts to promptly as reasonably practical prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable
Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (j)    if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the representative of the

                                       11

underwriters, if any, or such Holders reasonably request be included therein and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (k)    in the case of an Underwritten Offering, use its best efforts to furnish to each Holder of Registrable Shares covered by such Registration
Statement and the underwriters a signed counterpart, addressed to each such
Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder; and (ii) a "comfort" letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration
Statement, covering substantially the same matters with respect to such
Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request;

         (l)    enter into customary agreements (including in the case of an
Underwritten Offering, an underwriting agreement in customary form) and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders of Registrable Shares covered by such Registration
Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;

         (m)    make available for inspection by representatives of the Holders of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the
Company and cause the respective officers, directors and employees of the
Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall be held and treated as confidential and shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (i)
the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus,
(ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii)
such records, documents or information have been generally made available to the public;

         (n)    use its commercially reasonable best efforts (including, without limitation, seeking to cure any deficiencies within the Company's control cited by the exchange or market in the Company's listing or inclusion application) to list or include all Registrable Shares on the

                                       12

New York Stock Exchange, the American Stock Exchange or The Nasdaq National
Market on which the Common Shares are then listed;

         (o)    prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company's obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

         (p)    provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

         (q)    (i) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its shareholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act ) thereunder, no later than ninety (90)
days after the end of each fiscal year of the Company and (iii) delay filing any
Registration Statement or Prospectus or amendment or supplement to such
Registration Statement or Prospectus to which any Holder of Registrable Shares covered by such Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the
Securities Act, such Holder having been furnished with a copy thereof at least two (2) Business Days prior to the filing thereof; provided that the Company may file such Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the
Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

         (r)    provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

         (s)    in connection with any sale or transfer of the Registrable
Shares (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable
Shares to be sold, which certificates shall not bear any transfer restrictive legends if sold pursuant to a Registration Statement, under Rule 144 or to the
Company, and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least two (2) Business Days prior to any sale of the
Registrable Shares; and

         (t)    upon effectiveness of the first Registration Statement filed under this Agreement, the Company will take such actions and make such filings as are necessary to effect the

                                       13

registration of the Common Shares under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement.

         The Company may require the Holders of Registrable Shares to furnish to the Company such information regarding itself, the securities of the Company beneficially owned by such Holder, the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable
Shares and no Holder shall be entitled to be named as a selling shareholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the
Company.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(iii) or
4(f)(iv) hereof, such Holder will immediately discontinue disposition of
Registrable Shares pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the
Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5.       BLACK-OUT PERIOD

         (a)    Subject to the provisions of this Section 5 and a good faith determination by a majority of the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Registration
Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the
Company, by written notice to FBR and to the Selling Holders, may direct the
Selling Holders to suspend sales of the Registrable Shares pursuant to the
Registration Statement for such times as the Company reasonably may determine is necessary or advisable (but in no event for more than an aggregate of sixty (60)
days in any twelve (12)-month period commencing on the Closing Date or more than sixty (60) days in any ninety (90)-day period), if any of the following events shall occur: (i) an Underwritten Offering by the Company where the Company is advised by the representative of the underwriters for such Underwritten Offering that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company's primary offering; or (ii)
pending negotiations relating to, or the consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings) and which has not been so disclosed, (y) as to which the Company has a bona fide business purpose for preserving confidentiality, or (z) that renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable best efforts to promptly amend or supplement the Registration
Statement on a post-effective basis or to take such reasonable action as is necessary to make resumed use of the Registration Statement compatible with the
Company's best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

                                       14

         (b)    If the Company suspends the effectiveness of a Registration
Statement (a "Suspension Event"), the Company shall give written notice (a
"Suspension Notice") to FBR and to the Selling Holders to suspend sales of the
Registrable Shares and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Selling
Holders shall not effect any sales of the Registrable Shares pursuant to such
Registration Statement (or such filings) at any time after receipt of a
Suspension Notice from the Company and prior to receipt of an End of Suspension
Notice. If so directed by the Company, each Selling Holder will deliver to the
Company (at the expense of the Company) all copies other than permanent file copies then in such Selling Holder's possession of the Prospectus covering the
Registrable Shares at the time of receipt of the Suspension Notice. The Selling
Holders may recommence effecting sales of the Registrable Shares pursuant to the
Registration Statement (or such filings) following further notice to such effect
(an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Selling Holders and FBR in the manner described above promptly following the conclusion of any Suspension Event and its effect. In the event that the suspension periods would exceed the periods set forth in Section 5(a), the Company shall send notice thereof to the Selling
Holders and FBR in the manner described above.

         (c)    If the Company shall give a Suspension Notice pursuant to this
Section 5, the Company agrees that it shall extend the period of time during which the Registration Statement shall be maintained effective pursuant to this
Agreement by the number of days during the period from the date on which the
Selling Holders shall have received the Suspension Notice to and including the date when Selling Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

6.       INDEMNIFICATION AND CONTRIBUTION

         (a)    The Company agrees to indemnify and hold harmless (i) FBR and each Holder of Registrable Shares, (ii) each Person, if any, who controls
(within the meaning of Section 15 of the Securities Act or Section 20(a) of the
Exchange Act), any such Person (any of the Persons referred to in this clause
(ii) being hereinafter referred to as a "Controlling Person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause
(i), (ii) or (iii) may hereinafter be referred to as an "Purchaser Indemnitee"), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses, and other liabilities (the
"Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any
Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any preliminary Prospectus or any other document prepared by or on behalf of the Company and used to sell the shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the

                                       15

statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities directly or indirectly relate to, arise out of or are based upon, or are in connection with, (y) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser
Indemnitee expressly for use therein or (z) any untrue statement contained in or omission from a Prospectus if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of a Holder participating in the distribution relating to the relevant Registration
Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the Person asserting any such Liabilities who purchased shares, if such Prospectus (or Prospectus as amended or supplemented) is required by law to be sent or given, or the Company requests that it be sent or given (providing a reasonable amount of time to fulfill such request), at or prior to the written confirmation of the sale of such Shares to such Person and the untrue statement contained in or omission from such Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

         (b)    In connection with any Registration Statement in which a Holder of Registrable Shares is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section
20(a) of the Exchange Act and the respective partners, directors, officers, members, representatives, employees and agents of such Person or Controlling
Person to the same extent as the foregoing indemnity from the Company to each
Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use in any
Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus. The liability of any Purchaser Indemnitee pursuant to this paragraph shall in no event exceed the net proceeds received by such
Purchaser Indemnitee from sales of Registrable Shares giving rise to such obligations.

         (c)    If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a)
or (b) above, such Person (the "Indemnified Party"), shall promptly notify the
Person against whom such indemnity may be sought (the "Indemnifying Party"), in writing of the commencement thereof (but the failure to so notify an
Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the
Indemnifying Party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any
Indemnified Party shall have the

                                       16

right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary,
(ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its
counsel do not actively and vigorously pursue the defense of such action or (iv)
the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any affiliate of the
Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the
Indemnifying Party or such affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying
Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such indemnified parties, which firm shall be designated in writing by those indemnified parties who sold a majority of the Registrable
Shares sold by all such indemnified parties and any such separate firm for the
Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company. Counsel for the Indemnified Party and the Indemnifying Party will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the
Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment and to the extent covered by Section 6(a). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified
Party, unless such settlement includes an unconditional release of such
Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         (d)    If the indemnification provided for in paragraphs (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities
(i) in such proportion as is appropriate to reflect the relative benefits of the
Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such
Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees on the other shall be

                                       17

determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such
Purchaser Indemnitees and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e)    The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation
(even if such indemnified parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to paragraph
6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Section 6, in no event shall a Purchaser
Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a)
of the Exchange Act) FBR or a Holder of Registrable Shares shall have the same rights to contribution as such Initial Purchaser or Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the
Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f)    The indemnity and contribution agreements contained in this
Section 6 will be in addition to any liability which the indemnifying parties may otherwise have to the indemnified parties referred to above. The Purchaser
Indemnitee's obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of shares sold by each of the Purchaser
Indemnitees hereunder and not joint.

7.       MARKET STAND-OFF AGREEMENT

         Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Shares or other Common Share or any securities convertible into or exchangeable or exercisable for Common Shares then owned by such Holder (other than to donees, members or partners of the
Holder who agree to be similarly bound) within one hundred eighty (180) days following the

                                       18

effective date of an IPO Registration Statement of the Company filed under the
Securities Act; provided, however, that:

         (a)    with respect to the 180-day restriction that follows the
effective date of an IPO Registration Statement, such agreement shall be applicable only to the first such Registration Statement of the Company that covers securities to be sold on its behalf to the public in an Underwritten
Offering but not to Registrable Shares sold pursuant to such Registration
Statement;

         (b)    all executive officers and directors of the Company then holding
Common Shares or securities convertible into or exchangeable or exercisable for
Common Shares enter into similar agreements. Nothing in this Agreement shall prevent the exercise of options or warrants to purchase Common Shares;

         (c)    this Section 7 is not applicable if a Shelf Registration
Statement of the Company filed under the Securities Act has been declared effective prior to the filing of an IPO Registration Statement; and

         (d)    FBR, at any time, and without notice, may release all or any portion of the shares subject to this Section 7 from the restrictions under this
Section 7.

         In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder
(and the securities of every other Person subject to the foregoing restriction)
until the end of such period.

8.       TERMINATION OF THE COMPANY'S OBLIGATION

         The Company shall have no obligation pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, in the opinion of counsel to the
Company, all such Registrable Shares proposed to be sold by a Holder may be sold pursuant to Rule 144(k) under the Securities Act.

9.       LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

         From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Shares, enter into any agreement with any holder or prospective holder of any Common Shares or securities of the Company exercisable or convertible into Common Shares that would allow such holder or prospective holder (a) to include such securities in any Registration Statement filed pursuant to the terms hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of Registrable Shares of the Holders that is included, or (b) to have such securities registered on a registration statement that could be declared effective prior to, or within sixty (60) days after, the effective date of any Registration Statement filed pursuant to this Agreement.

                                       19

10.      MISCELLANEOUS

         (a)    Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Shares, in addition to being entitled to exercise all rights provided herein or, in the case of FBR, in the Purchase/Placement Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this
Agreement. Subject to Section 6, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b)    Amendments and Waivers. The provisions of this Agreement,
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning not less than fifty percent (50%) of the then outstanding
Registrable Shares. No such amendment shall be effective to the extent that it applies to fewer than all of the Holders of the Registrable Securities.
Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration
Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (c)    Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing by delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram

                (i)   if to a Holder of Registrable Shares, at the most current
         address given by the transfer agent and registrar of the Common Shares to the Company; and

                (ii)  if to the Company, at the offices of the Company, 44
         Church Street, Hamilton, Bermuda, Attention: Tobey J. Russ, with a copy to Amar Budarapu, Esq., Baker & McKenzie, 2300 Trammell Crow
         Center, 2001 Ross Avenue, Dallas, Texas 75201 (facsimile:
         214-978-3099).

         (d)    Successors and Assigns. This Agreement shall inure to the
benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders of Registrable Shares. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by FBR and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that such Holder fulfills all of its obligations hereunder.

                                       20

         (e)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS
MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE
JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT
SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF
OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT
OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE
AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST
EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY
NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR
PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR
PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (h)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (i)    Entire Agreement. This Agreement, together with the
Purchase/Placement Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

         (j)    Registrable Shares Held by the Company or its Affiliates.
Whenever the consent or approval of Holders of a specified percentage of
Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                                       21

         (k)    Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase/Placement Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company's obligations under Section 2 of this Agreement.

                 [Remainder of page intentionally left blank.]

                                       22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             QUANTA CAPITAL HOLDINGS LTD.

                             By: /s/ Tobey J. Russ
                                 -----------------
                                 Name:  Tobey J. Russ
                                 Title: President and Chief Executive Officer

                             FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                             By: /s/ J. Rock Tonkel
                                 ------------------
                                 Name:  J. Rock Tonkel
                                 Title: Executive Vice President

                             MTR CAPITAL HOLDINGS, LLC

                             By: /s/ W. Russell Ramsey
                                 ---------------------
                                 Name:  W. Russell Ramsey
                                 Title: Manager

                             BEM INVESTMENTS, LLC

                             By: /s/ W. Russell Ramsey
                                 ---------------------
                                 Name:  W. Russell Ramsey
                                 Title: Manager

                             BEM SPECIALTY INVESTMENTS, LLC

                             By: /s/ W. Russell Ramsey
                                 ---------------------
                                 Name:  W. Russell Ramsey
                                 Title: Manager

                             RUSS FAMILY, LLC

                             By: /s/ Tobey J. Russ
                                 -----------------
                                 Name:  Tobey J. Russ
                                 Title: Manager

                             CPD & ASSOCIATES, LLC

                             By: /s/ Michael J. Murphy
                                 ---------------------
                                 Name:  Michael J. Murphy
                                 Title: Manager

                [Signature Page to Registration Rights Agreement]